Exhibit 10.5

FIRST    AMENDMENT    TO    LOAN,    SECURITY    AND    SERVICING
AGREEMENT (this "Amendment"), dated as of March 25, 2025 (the "Amendment Date"), among MONROE CAPITAL INCOME PLUS CORPORATION, as Servicer (the "Servicer"), MC INCOME PLUS FINANCING SPV IV LLC, as borrower (the "Borrower"), the Lenders executing this Amendment on the signature pages hereto and CAPITAL ONE, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent").
WHEREAS, the Servicer, the Borrower, the Lenders party hereto and the Administrative Agent are parties to that certain Loan, Security and Servicing Agreement, dated as of July 11, 2024 (as the same may be amended, modified or supplemented from time to time, the "Loan and Servicing Agreement"; the Loan and Servicing Agreement as amended by this Amendment, the "Amended Loan and Servicing Agreement"), among the Servicer, the Borrower, the Lenders party thereto, the Administrative Agent, Capital One, National Association, as hedge counterparty, U.S. Bank Trust Company, National Association, as collateral custodian, U.S. Bank Trust Company, National Association, as collateral administrator and U.S. Bank National Association, as document custodian; and
WHEREAS, the Servicer, the Borrower, the Lenders party hereto (constituting all the Lenders party to the Loan and Servicing Agreement) and the Administrative Agent desire to amend certain provisions of the Loan and Servicing Agreement, in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I

Definitions
SECTION 1.1.    Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Servicing Agreement.
ARTICLE II
Amendments to Loan and Servicing Agreement SECTION 2.1.    As of the Amendment Date:
(a)    The definition of "Cash Runway" in Section 1.1 of the Loan and Servicing Agreement is hereby replaced in its entirety as follows:
"Cash Runway": On any date of determination for any Loan and its related Obligor, the number of months determined by dividing:

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(a)the sum of (i) available unrestricted Cash on hand plus (ii) revolving availability that could be drawn for such related Obligor as of such date of determination plus (iii) delayed draw availability that could be drawn for such related Obligor as of such date of determination that is eligible to be deferred or capitalized and added to the principal amount of such loan; by
(b)the sum of (i) the trailing twelve months adjusted EBITDA of the related Obligor as of such date of determination minus (ii) (y) the sum of, for the trailing twelve months of the related Obligor, (1) all scheduled payments of principal paid or required to be paid during such period with respect to Indebtedness, (2) Cash Interest Expense paid or required to be paid for such period, (3) federal, state, and local income taxes (and franchise taxes in lieu of income taxes) paid or required to be paid in cash during such period, (4) non-discretionary dividends and distributions paid in cash during such period, (5) management fees, if any, paid or required to be paid for such period, (6) the amount of capital expenditures paid or required to be paid for such period, (7) any positive or negative changes in the working capital accounts during such period and (8) any cash adjustments to EBITDA consistent with the compliance statements and financial reporting packages, as required by the related Underlying Instruments provided by the related Obligor, in each case, of such related Obligor and its affiliates, determined on a consolidated basis in accordance with GAAP; provided, that any individual cash adjustments to EBITDA under this clause (b)(8) may not increase or improve the calculation set forth in this clause (b).

ARTICLE III
Representations and Warranties
SECTION 3.1. Each of the Borrower and the Servicer hereby represents and warrants that (i) its representations and warranties set forth in Article IV of the Loan and Servicing Agreement, and in each of the other Transaction Documents, are true and correct in all material respects (or if such representation and warranty is already qualified by the words "material", "materially" or "Material Adverse Effect", then such representation and warranty shall be true and correct in all respects) on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects (or if such representation and warranty is already qualified by the words "material", "materially" or "Material Adverse Effect", then such representation and warranty shall be true and correct in all respects) as of such specific date), and as if each reference in said Article IV to "this Agreement" included reference to this Amendment (it being agreed that it shall be deemed to be an Event of Default under the Loan and Servicing Agreement if any of the foregoing representations and warranties shall prove to have been incorrect when made (after, for the avoidance of doubt, giving effect to any applicable materiality qualifiers in this paragraph, the Loan and Servicing Agreement and the other Transaction Documents)), (ii) no Default or Event of Default has occurred and is continuing, or will result from the amendments contemplated hereby; and (iii) this Amendment has been duly and validly authorized, executed and delivered by it and both this Amendment and the Amended Loan and Servicing Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable

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insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.
ARTICLE IV

Conditions Precedent
SECTION 4.1. This Amendment shall become effective, as of the date hereof, upon satisfaction of the following conditions:

(a)Execution. The Administrative Agent shall have received counterparts of this Amendment executed by the Servicer, the Borrower and the Lenders.
(b)Fees. The Borrower shall have paid all reasonable and documented out- of-pocket costs and expenses of the Administrative Agent and the Lenders (including reasonable and documented fees and expenses of outside counsel to the Administrative Agent) incurred in connection with this Amendment.

ARTICLE V
Miscellaneous
SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan and Servicing Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Servicing Agreement for all purposes.
SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.
BORROWER:

MC INCOME PLUS FINANCING SPV IV LLC, as
the Borrower

By: Monroe Capital Income Plus Corporation, its designated manager

By: /s/ Lewis W. Solimene Jr.
Name: Lewis W. Solimene Jr.
Title: CFO/Secretary

[Signature Page to First Amendment to Loan and Servicing Agreement]

SERVICER:

MONROE CAPITAL INCOME PLUS
CORPORATION, as Servicer

By: /s/ Lewis W. Solimene Jr.
Name: Lewis W. Solimene Jr.
Title: CFO/Secretary
[Signature Page to First Amendment to Loan and Servicing Agreement]

ADMINISTRATIVE AGENT:
CAPITAL ONE, NATIONAL
ASSOCIATION, as Administrative Agent

By: /s/ John Nagykery
Name: John Nagykery
Title: Director
[Signature Page to First Amendment to Loan and Servicing Agreement]

LENDERS:

CAPITAL ONE, NATIONAL
ASSOCIATION, as a Lender

By: /s/ John Nagykery
Name: John Nagykery
Title: Director
[Signature Page to First Amendment to Loan and Servicing Agreement]